(2_FIDELITY_LOGOS)

FIDELITY ADVISOR
(REGISTERED TRADEMARK)
EMERGING ASIA
FUND, INC.

ANNUAL REPORT
OCTOBER 31, 1998

CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing strategies.

FUND TALK               4   The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES      7   A summary of major shifts in the fund's
                            investments over the past six months.

INVESTMENTS             8   A complete list of the fund's investments
                            with their market values.

FINANCIAL STATEMENTS    14  Statements of assets and liabilities,
                            operations, and changes in net assets,
                            as well as financial highlights.

NOTES                   18  Notes to the financial statements.

REPORT OF INDEPENDENT   23  The auditors' opinion.
ACCOUNTANTS

DIVIDENDS AND           24  Dividend reinvestment and
DISTRIBUTIONS               cash purchase plan.

OTHER FUND INFORMATION  27

PROXY VOTING RESULTS    28


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE
INVESTMENT COMPANY ACT OF 1940
THAT FROM TIME TO TIME THE FUND MAY PURCHASE ITS COMMON STOCK IN THE
OPEN MARKET.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION
INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED
IN THE REPORT.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
What a difference one month can make. The stock and bond markets did an about-face in October, as renewed optimism in many emerging markets and more encouraging corporate earnings forecasts in the U.S. replaced the concerns that had shaped the financial markets in recent months. Equity markets worldwide bounced back strongly, while the major U.S. bond indexes were off slightly as the flight to safety eased.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Turbulence in both the emerging
Asian and currency markets created
an extremely volatile environment
in most emerging-market
economies during the 12-month
period that ended October 31,
1998, with weak performance
marking most of the region's stock
markets. Among the larger markets
in the region, Hong Kong fell
4.60%, Singapore was down
22.43% and South Korea lost
40.44%. Taiwan fell 7.62%, while
India, Malaysia and Thailand
returned -26.05%, -46.57% and
 -18.42%, respectively. Toward the
end of 1997, the economic
situation in a number of emerging
Asian economies was precarious
and most markets in the region fell
sharply in response. The markets
rallied early in 1998 after the
International Monetary Fund (IMF)
stepped in to provide financial
support to South Korea, Thailand
and Indonesia. While the IMF
agreements helped stabilize
regional currencies, which in turn
had a positive effect on investor
sentiment and stock markets, the
recovery was short lived. During the
second and third quarters of 1998,
the markets again suffered in the
wake of bad corporate and
government debts, bankruptcies
and negative investor sentiment.
Toward the end of the period,
however, signs that Japan was
moving toward restructuring its
troubled banking sector, combined
with a series of measures to pump
more money into the IMF, helped
boost markets in many emerging
Asian markets.
An interview with Peter Phillips, Portfolio Manager of Fidelity Advisor Emerging Asia Fund
Q. HOW DID THE FUND PERFORM, PETER?
A. During the 12 months that ended October 31, 1998, the fund had a total return of -14.43% based on net asset value. This compares to a total return of -25.05% for the Morgan Stanley Capital International
(MSCI) All Country Asia ex-Japan Free Index. The fund is a closed-end fund and is traded on the New York Stock Exchange. The return in terms of its share price performance over the period was -11.35%, assuming that dividends and capital gain distributions were reinvested.
Q. WHY DID THE FUND PERFORM BETTER THAN THE INDEX?
A. Stock picking throughout the region helped the fund's relative performance. This was particularly true in Taiwan, where a larger weighting in the electronics sector performed strongly. Many of the companies in this sector are globally competitive, earn U.S. dollar revenue and have benefited from an increased move towards outsourcing in the U.S. Fund holdings in this sector included Asustek Computer, a motherboard manufacturer; Hon Hai Precision Industry, which manufactures and markets passive components for use in PCs, communication equipment and consumer electronics; and Phoenixtec Power, the largest producer of uninterrupted power supply equipment in Taiwan. The fund's performance also was helped by holding a relatively low proportion of stocks in Malaysia and Indonesia, where markets performed poorly. In Malaysia, the sudden imposition of foreign exchange controls and restrictive stock market regulatory changes have increased the uncertainties for institutional investors. In Indonesia, political protests in May 1998 led to a rapid change in government, and continuing political uncertainty contributed to negative sentiment.
Q. WHAT WERE THE DISAPPOINTMENTS DURING THE PERIOD?
A. The fund had only a small exposure to the Philippines market, which performed relatively strongly during the period. This market was helped by its low level of foreign debt and its relatively strong economy. Also, at certain points during the review period, the fund had a relatively low exposure to the Taiwan market, where stocks performed better than in most other markets as investors believed that the country carried lower financial risk due to its robust economy and low level of foreign debt.
Q. AT THE END OF THE PERIOD, THE FUND HAD A RELATIVELY LARGE POSITION IN THE MORE DEVELOPED MARKETS OF HONG KONG, TAIWAN AND SINGAPORE. WHY?
A. Because their economies are more robust and have less foreign debt, companies in these countries were less impacted by the depreciation in currencies. In Taiwan and Singapore, the fund was invested mainly in the technology and electronics sectors. Many of these stocks could see positive earnings growth over the next few years. In addition, they earn U.S. dollar revenue, are less impacted by the performance of the domestic economies and are regionally and globally competitive. Examples include Siliconware Precision Industries and Venture Manufacturing. In Hong Kong, the fund invested across a wide spectrum of companies. It had a large exposure to utilities, which offer a secure earnings stream and are more defensive in nature. Examples include Hong Kong Telecommunications and CLP Holdings.
Q. IN LIGHT OF THE RECENT MARKET VOLATILITY, HAVE YOU MADE ANY CHANGES TO THE FUND?
A. The fund has made a few changes over the past month, including increasing its exposure to South Korea. As a result of the International Monetary Fund (IMF) rescue plan, there have been some encouraging moves towards corporate restructuring. We have begun to see companies merging, consolidating and selling off assets. The fund has also slightly increased its investments in Singapore, where the economy is expected to recover relatively fast. Singapore's market has been brought down mainly by external factors, and its domestic economy is still relatively solid compared to many of the other countries in the region.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT FEW MONTHS?
A. The global downtrend of interest rates should serve to improve cash flow and corporate restructuring, and could help to boost consumer demand. Having said that, economic recovery in the region is likely to be slow because many of the countries need to undertake major restructuring and reform in order to avoid facing the same difficulties in the future. In addition, recovery rates will vary across the different countries in the region, based on the extent of their problems and the intensity of their reform efforts.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PETER PHILLIPS ON THE TYPES
OF COMPANIES HE LOOKS FOR:
"Given the uncertainty and volatility
in Southeast Asian markets and
economies, I have been focusing
on holding those companies that
I believe will survive the current
regional crisis. As a result, most of
the stocks in the fund have strong
balance sheets and cash flow, and
low debt levels. Some companies
may not meet this criteria, but may
still be attractive because of their
franchise value or monopoly position,
which will help them to emerge
stronger from the crisis. I also
emphasize quality of earnings and
tend to avoid smaller manufacturing
companies, as their business risk is
often very high.
"Since the fund invests for the long
term, I put a great deal of focus on
evaluating the management's
track record, corporate strategy
and business risk. Many companies
in Asia are still managed as if they
are family businesses with less regard
for minority shareholders. As such,
qualitative analysis of the controlling
family is critical.
"I will sell a stock when it becomes
expensive, if there is a change in the
story or a deterioration in
fundamentals, or if other stocks
become relatively more attractive.
Country asset allocation is derived by
bottom-up, company-by-company
investment research. As I find more
attractive holdings in a particular
country, the fund's investments there
will grow. As a result, changes in
asset allocation are not sudden but
more gradual. "

FUND FACTS
GOAL: to achieve long-term
capital appreciation through
investments in equity and debt
securities of Asian emerging
market issuers
FUND NUMBER: 627
TRADING SYMBOL: FAE
START DATE: March 25, 1994
SIZE: as of October 31,
1998, more than $65 million
MANAGER:  Peter Phillips, since
1994; joined Fidelity in 1987
(checkmark)


INVESTMENT CHANGES




TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                       % OF FUND'S   % OF FUND'S INVESTMENTS
                                       INVESTMENTS   IN THESE STOCKS
                                                     6 MONTHS AGO

Hutchison Whampoa Ltd.                  5.8           4.9

Hong Kong Telecommunications Ltd.       5.0           4.6

Cheung Kong Holdings Ltd.               4.0           4.3

CLP Holdings Ltd.                       3.9           3.4

Korea Electric Power Corp.              3.8           0.7

Hang Seng Bank Ltd.                     3.7           4.2

Sun Hung Kai Properties Ltd.            3.5           2.8

Singapore Telecommunications Ltd.       2.3           2.0

Hindustan Lever Ltd.                    2.1           1.9

ITC Ltd.                                1.9           2.3


TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1998

                                                % OF FUND'S   % OF FUND'S INVESTMENTS
                                                INVESTMENTS   IN THESE MARKET SECTORS
                                                              6 MONTHS AGO

UTILITIES                                        21.8          20.8

FINANCE                                          18.4          20.4

TECHNOLOGY                                       14.4          13.2

CONSTRUCTION & REAL ESTATE                       13.8          12.3

INDUSTRIAL MACHINERY & EQUIPMENT                 6.4           5.2


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998 AS OF APRIL 30, 1998
ROW: 1, COL: 1, VALUE: 98.2
ROW: 1, COL: 2, VALUE: 1.8
STOCKS  97.4%
SHORT-TERM
INVESTMENTS 2.6%
STOCKS  99.2%
SHORT-TERM
INVESTMENTS 0.8%
ROW: 1, COL: 1, VALUE: 97.40000000000001
ROW: 1, COL: 2, VALUE: 2.6


INVESTMENTS OCTOBER 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 99.2%

                                                               SHARES                   VALUE (NOTE 1)

CHINA - 0.5%

Jiangsu Expressway Co. Ltd. Class H                             158,000                 $ 38,763

Shenzhen Expressway Co. Ltd. Class H                            502,000                  113,435

Zhejiang Express Co. Ltd. Class H                               692,000                  135,818

                                                                                         288,016

HONG KONG - 37.5%

Amoy Properties Ltd.                                            164,000                  127,058

Cheung Kong Holdings Ltd.                                       382,000                  2,614,242

China Telecom (Hong Kong) Ltd.                                  64,000                   122,000

CLP Holdings Ltd.                                               446,000                  2,505,133

Dah Sing Financial Holdings Ltd.                                257,200                  451,665

Dairy Farm International Holdings Ltd.                          564,000                  693,720

First Pacific Co. Ltd.                                          936,000                  444,160

Great Eagle Holdings Ltd.                                       107,695                  144,622

Hang Seng Bank Ltd.                                             280,000                  2,422,364

Hong Kong & China Gas Co. Ltd.                                  827,685                  1,175,613

Hong Kong Telecommunications Ltd.                               1,628,000                3,266,174

Hutchison Whampoa Ltd.                                          522,000                  3,740,846

Hysan Development Ltd.                                          109,000                  133,004

JCG Holdings Ltd.                                               1,770,000                468,526

Johnson Electric Holdings Ltd.                                  124,000                  288,205

National Mutual Asia Ltd.                                       676,000                  462,625

New World Development Co. Ltd.                                  284,780                  661,894

Sime Darby Hongkong Ltd.                                        166,000                  46,620

Smartone Telecommunications Holdings Ltd.                       116,000                  329,524

Sun Hung Kai Properties Ltd.                                    329,000                  2,294,015

Swire Pacific Ltd. Class A                                      209,000                  1,109,161

Television Broadcasts Ltd.                                      108,000                  287,275

Varitronix International Ltd.                                   66,000                   125,276

Wing Hang Bank Ltd.                                             256,400                  488,334

                                                                                         24,402,056

INDIA - 11.4%

Bajaj Auto Ltd.                                                 11,525                   150,607

Bharat Heavy Electricals Ltd.                                   52,000                   290,218

Dr. Reddy's Laboratories Ltd. (a)                               42,400                   444,762

EIH Ltd. (a)                                                    21,900                   124,552

Hindustan Lever Ltd.                                            35,705                   1,350,681

Hindustan Petroleum Corp. Ltd. (a)                              30,000                   188,460

Housing Development Finance Corp. Ltd.                          7,298                    384,361

Industrial Credit & Investment Corp. of India Ltd.              146,470                  139,643

COMMON STOCKS - CONTINUED

                                                               SHARES                   VALUE (NOTE 1)

INDIA - CONTINUED

Infosys Technologies Ltd. (a)                                   5,000                   $ 285,900

ITC Ltd. (a)                                                    76,600                   1,264,917

Mahanagar Telephone Nigam Ltd. (a)                              204,900                  884,878

NIIT Ltd. (a)                                                   4,500                    134,841

Pentafour Software & Exports Ltd.                               17,100                   258,467

Punjab Tractors Ltd.                                            8,500                    157,012

Ranbaxy Laboratories Ltd.                                       28,900                   340,491

Reliance Industries Ltd. (a)                                    97,800                   253,184

State Bank of India (a)                                         90,755                   333,250

Tata Power Co. Ltd.                                             61,100                   118,956

Videsh Sanchar Nigam Ltd.                                       17,100                   296,602

                                                                                         7,401,782

INDONESIA - 1.4%

Gudang Garam PT Perusahaan (a)                                  167,000                  147,131

Gulf Indonesia Resources Ltd. (a)                               13,500                   133,313

PT Astra Agro Lestari TBK                                       288,000                  56,489

PT Indah Kiat Pulp & Paper Corp. (a)                            804,000                  178,379

PT Indosat                                                      104,000                  109,685

PT Semen Gresik TBK                                             109,500                  87,318

PT Telkomunikasi                                                851,000                  205,224

                                                                                         917,539

KOREA (SOUTH) - 10.0%

Cheil Jedang Corp.                                              5,000                    109,511

Korea Electric Power Corp.                                      138,130                  2,460,065

Lg Electronics, Inc.                                            17,000                   150,739

Medison Co. Ltd.                                                67,820                   750,415

Nong Shim Co. Ltd.                                              5,000                    233,043

Pohang Iron & Steel Co. Ltd.                                    8,480                    473,389

S1 Corp.                                                        1,194                    160,165

Samsung Electronics Co. Ltd.                                    29,904                   1,223,809

Samsung Fire & Marine Insurance                                 1,726                    431,664

Sindoricoh Co. Ltd.                                             7,940                    240,096

SK Telecom Ltd.                                                 413                      282,746

                                                                                         6,515,642

MALAYSIA - 5.6%

Amway Holding BHD                                               145,000                  184,684

Berjaya Sports Toto BHD                                         182,000                  117,246

Carlsberg Brewery BHD                                           50,000                   84,211

COMMON STOCKS - CONTINUED

                                                               SHARES                   VALUE (NOTE 1)

MALAYSIA - CONTINUED

EON (Edaran Otomobil Nasional) BHD                              123,000                 $ 124,295

Kuala Lumpur Kepong BHD                                         78,000                   73,238

Malakoff BHD                                                    43,000                   53,863

Malayan Banking BHD                                             334,000                  323,453

Malaysian International Shipping BHD (For. Reg.)                559,000                  489,566

Petronas Gas BHD                                                149,000                  214,874

Public Bank BHD (For. Reg.)                                     435,000                  119,968

Puncak Niaga Holding BHD (a)                                    270,000                  115,389

Rothmans of Pall Mall Malaysia BHD                              86,000                   327,705

Sime Darby BHD                                                  601,000                  349,213

Tanjong PLC                                                     56,000                   42,914

Telekom Malaysia BHD                                            442,000                  628,105

Tenaga Nasional BHD                                             356,000                  322,274

YTL Power International BHD (a)                                 127,000                  67,377

                                                                                         3,638,375

PAKISTAN - 0.0%

Askari Commercial Bank                                          66                       13

Pak Electron Ltd. (a)                                           55                       4

Sui Southern Gas Pipelines Ltd. (a)                             2,320                    290

                                                                                         307

PHILIPPINES - 2.4%

Ayala Land, Inc.                                                468,000                  142,082

Benpres Holdings Corp. (a)                                      1,051,600                113,370

Manila Electric Co. Class B                                     77,120                   227,442

Philippine Long Distance Telephone                              19,000                   454,399

QueenBee Resources Corp. warrants 3/25/03 (a)                   276,000                  123,123

San Miguel Corp. Class B                                        106,000                  156,307

SM Prime Holdings, Inc.                                         1,879,000                316,659

                                                                                         1,533,382

SINGAPORE - 12.3%

City Developments Ltd.                                          208,000                  755,898

Datacraft Asia Ltd.                                             87,000                   280,140

DBS Land Ltd.                                                   121,000                  137,136

Development Bank of Singapore Ltd. (For. Reg.)                  86,300                   542,199

Elec & Eltek International Co. Ltd.                             23,000                   115,000

Keppel Corp. Ltd.                                               150,250                  301,703

Oversea-Chinese Banking Corp. (For. Reg.) (a)                   262,480                  1,147,895

Parkway Holdings Ltd.                                           94,000                   170,804

COMMON STOCKS - CONTINUED

                                                               SHARES                   VALUE (NOTE 1)

SINGAPORE - CONTINUED

Sembcorp Industries Ltd. (a)                                    141,000                 $ 139,828

Singapore Airlines Ltd. (For. Reg.)                             96,000                   591,315

Singapore Press Holdings                                        98,298                   853,712

Singapore Technologies Engineering Ltd.                         420,000                  413,921

Singapore Telecommunications Ltd.                               877,000                  1,517,937

United Industrial Corp. Ltd.                                    278,000                  110,447

United Overseas Bank Ltd. (For. Reg.)                           165,400                  779,372

Venture Manufacturing Singapore Ltd.                            36,000                   119,741

                                                                                         7,977,048

TAIWAN - 14.9%

Acer Peripherals, Inc.                                          500                      632

Asustek Computer, Inc. (a)                                      24,826                   183,755

Bank Sinopac (a)                                                1,151,943                492,040

Cathay Life Insurance Co. Ltd.                                  318,234                  1,123,756

China Development Corp. (a)                                     252,033                  497,459

China Motor Co. Ltd.                                            117,000                  229,129

China Steel Corp.                                               523,000                  354,850

Compal Electronics, Inc. (a)                                    271,800                  846,625

Compeq Manufacturing Co. Ltd. (a)                               29,400                   186,782

CTCI Corp.                                                      232,730                  391,173

Hon Hai Precision Industry Co. (a)                              170,120                  818,465

Kindom Construction Co. Ltd. (a)                                237,000                  257,283

Phoenixtec Power Co. Ltd. (a)                                   400,610                  846,316

President Chain Store Corp.                                     149,000                  475,605

Siliconware Precision Industries Co. Ltd. (a)                   546,592                  876,570

Standard Foods Taiwan Ltd. (a)                                  50,000                   101,773

Taishin International Bank (a)                                  946,900                  464,324

Taiwan Semiconductor Manufacturing Co. Ltd. (a)                 434,000                  876,700

Yang Ming Marine Transport Co.                                  303,000                  228,944

Yung Shin Pharmaceutical Industries Co. Ltd.                    184,668                  452,771

                                                                                         9,704,952

THAILAND - 2.9%

Bangkok Bank Ltd. PCL (For. Reg.) (a)                           155,500                  236,630

Bangkok Expressway PCL (For. Reg.) (a)                          180,000                  141,848

Delta Electronics PCL (For. Reg.)                               23,850                   136,101

Eastern Water Resources Development & Management PCL            29,000                   37,826
(For. Reg.)

Electricity Generating PCL (For. Reg.) (a)                      117,000                  308,397

Krung Thai Bank Public Co. Ltd. (a)                             367,500                  134,817

COMMON STOCKS - CONTINUED

                                                               SHARES                   VALUE (NOTE 1)

THAILAND - CONTINUED

Land & Houses PCL  (For. Reg.) (a)                              176,800                 $ 67,261

PTT Exploration & Production Public Co. Ltd. (For. Reg.) (a)    30,100                   289,549

Shinawatra Computer & Communications PCL (For. Reg.) (a)        31,000                   148,261

Siam Cement PCL (For. Reg.) (a)                                 18,000                   225,000

Siam Makro PCL (For. Reg.) (a)                                  45,000                   88,043

Thai Farmers Bank PCL (For. Reg.) (a)                           78,500                   99,192

                                                                                         1,912,925

VIETNAM - 0.3%

Vietnam Enterprise Investments Ltd. (a)(c)                      250,000                  217,500

TOTAL COMMON STOCKS                                                                      64,509,524
(Cost $77,972,056)


CASH EQUIVALENTS - 0.8%

Taxable Central Cash Fund (b)                                   504,421                  504,421
(Cost $504,421)

TOTAL INVESTMENT IN SECURITIES - 100%                                                  $ 65,013,945
(Cost $78,476,477)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $217,500 or 0.3% of net assets.

MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities

Aerospace & Defense                 0.5%

Basic Industries                    2.0

Cash Equivalents                    0.8

Construction & Real Estate          13.8

Durables                            0.8

Energy                              1.2

Finance                             18.4

Health                              3.0

Holding Companies                   3.2

Industrial Machinery & Equipment    6.4

Media & Leisure                     2.6

Nondurables                         3.8

Retail & Wholesale                  2.4

Services                            0.8

Technology                          14.4

Transportation                      4.1

Utilities                           21.8

                                    100.0%

INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $79,117,574. Net unrealized depreciation aggregated $14,103,629, of which $8,344,485 related to appreciated investment securities and $22,448,114 related to depreciated investment securities.
The fund hereby designates approximately $1,444,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 1998, the fund had a capital loss carryforward of approximately $15,191,000, all of which will expire on October 31, 2006.

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                     OCTOBER 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $78,476,477) -                  $ 65,013,945
SEE ACCOMPANYING SCHEDULE

FOREIGN CURRENCY HELD AT VALUE (COST $288,470)                            287,412

RECEIVABLE FOR INVESTMENTS SOLD                                           1,388,835

DIVIDENDS RECEIVABLE                                                      155,763

INTEREST RECEIVABLE                                                       7,370

DEFERRED ORGANIZATIONAL EXPENSES                                          12,750

 TOTAL ASSETS                                                             66,866,075

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                             $ 750,329

ACCRUED MANAGEMENT FEE                                         72,440

OTHER PAYABLES AND ACCRUED EXPENSES                            292,740

 TOTAL LIABILITIES                                                        1,115,509

NET ASSETS                                                               $ 65,750,566

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                          $ 95,430,700

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                          (140,672)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                     (16,073,758)
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                 (13,465,704)
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 6,842,146 SHARES OUTSTANDING                             $ 65,750,566

NET ASSET VALUE ($65,750,566 (DIVIDED BY) 6,842,146 SHARES)               $9.61



STATEMENT OF OPERATIONS
                                                         YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                        $ 2,061,332
DIVIDENDS

INTEREST                                                                  108,196

                                                                          2,169,528

LESS FOREIGN TAXES WITHHELD                                               (167,614)

 TOTAL INCOME                                                             2,001,914

EXPENSES

MANAGEMENT FEE                                            $ 701,879
BASIC FEE

 PERFORMANCE ADJUSTMENT                                    295,384

TRANSFER AGENT FEES                                        22,720

ADMINISTRATIVE FEES AND EXPENSES                           140,530

DIRECTORS' COMPENSATION                                    66,718

CUSTODIAN FEES AND EXPENSES                                211,879

AUDIT                                                      80,999

LEGAL                                                      55,835

AMORTIZATION OF ORGANIZATION EXPENSES                      38,250

REORGANIZATION EXPENSES                                    135,000

REPORTS TO SHAREHOLDERS                                    11,148

MISCELLANEOUS                                              46,588

 TOTAL EXPENSES BEFORE REDUCTIONS                          1,806,930

 EXPENSE REDUCTIONS                                        (18,835)       1,788,095

NET INVESTMENT INCOME                                                     213,819

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     (15,699,181)

 FOREIGN CURRENCY TRANSACTIONS                             (185,956)      (15,885,137)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     4,488,301

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES              (152)          4,488,149

NET GAIN (LOSS)                                                           (11,396,988)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ (11,183,169)
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
                                                         YEAR ENDED     YEAR ENDED
                                                         OCTOBER 31,    OCTOBER 31,
                                                         1998           1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 213,819      $ 43,736
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 (15,885,137)   1,779,496

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     4,488,149      (31,390,787)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (11,183,169)   (29,567,555)
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (528,705)      (43,736)
FROM NET INVESTMENT INCOME

 IN EXCESS OF NET INVESTMENT INCOME                       (231,533)      (40,735)

 FROM NET REALIZED GAIN                                   (960,172)      (3,463,308)

 IN EXCESS OF NET REALIZED GAIN                           (484,281)      -

 TOTAL DISTRIBUTIONS                                      (2,204,691)    (3,547,779)

SHARE TRANSACTIONS                                        (9,054,435)    (13,397,085)
COMMON STOCK REPURCHASED

 REPURCHASE OFFER EXPENSES                                (38,025)       (113,869)

 REDEMPTION FEES ADDED TO PAID IN CAPITAL                 129,240        113,869

 COST OF SHARES REPURCHASED                               (8,963,220)    (13,397,085)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (22,351,080)   (46,512,419)

NET ASSETS

 BEGINNING OF PERIOD                                      88,101,646     134,614,065

 END OF PERIOD (INCLUDING UNDER (OVER) DISTRIBUTION OF   $ 65,750,566   $ 88,101,646
NET INVESTMENT INCOME OF $(140,672) AND $314,886,
RESPECTIVELY)

OTHER INFORMATION                                         (760,238)      (844,709)
SHARES REDEEMED




FINANCIAL HIGHLIGHTS
                                                     YEARS ENDED OCTOBER 31,

                                       1998       1997       1996       1995         1994 E
SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD   $ 11.59    $ 15.94    $ 13.94    $ 16.01      $ 14.10

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME D                .03        .01        .01        .01          .03

 NET REALIZED AND UNREALIZED            (1.73)     (3.94)     2.05       (1.83)       1.97
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS       (1.70)     (3.93)     2.06       (1.82)       2.00

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME             (.07)      (.01)      (.01)      (.04)        -

 IN EXCESS OF NET INVESTMENT INCOME     (.03)      -          (.05)      (.09)        -

 FROM NET REALIZED GAIN                 (.13)      (.41)      -          (.10)        -

 IN EXCESS OF NET REALIZED GAIN         (.06)      -          -          (.02)        -

 TOTAL DISTRIBUTIONS                    (.29)      (.42)      (.06)      (.25)        -

NET REDEMPTION FEES ADDED TO            .01 M      - J        -          -            -
PAID IN CAPITAL

ANTIDILUTION RESULTING FROM             -          -          -          -            .02
ADDITIONAL OFFERING OF SHARES

OFFERING EXPENSES                       -          -          -          -            (.11)

NET ASSET VALUE, END OF PERIOD         $ 9.61     $ 11.59    $ 15.94    $ 13.94      $ 16.01

MARKET VALUE, END OF PERIOD            $ 8.375    $ 9.750    $ 13.750   $ 11.875     $ 15.125

TOTAL RETURN B                          (11.35)%   (27.08)%   16.26%     (19.94)% K   .83% G
MARKET VALUE H

 NET ASSET VALUE C, L                   (14.43)%   (25.23)%   14.81%     (11.21)% K   13.39% I

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD              $ 65,751   $ 88,102   $ 134,614  $ 117,754    $ 135,273
(000 OMITTED)

RATIO OF EXPENSES TO                    2.57%      1.72%      1.63%      1.68%        1.70% A
AVERAGE NET ASSETS

RATIO OF EXPENSES TO AVERAGE NET        2.54% F    1.71% F    1.63%      1.68%        1.70% A
ASSETS AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO       .30%       .03%       .09%       .08%         .29% A
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE                 42%        55%        63%        69%          70% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL NET ASSET VALUE RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD MARCH 25, 1994 (COMMENCEMENT OF OPERATIONS) TO
OCTOBER 31, 1994.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G TOTAL MARKET VALUE RETURN INCLUDES ONE TIME SALES LOAD OF 6% PAID IN CONNECTION WITH THE INITIAL PUBLIC OFFERING.
H TOTAL MARKET VALUE RETURN REFLECTS THE EFFECT OF CHANGES IN THE FUND'S MARKET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED.
I TOTAL NET ASSET VALUE RETURN DOES NOT INCLUDE THE EFFECT OF ANTIDILUTION OR SALES LOADS.
J THE FUND INCURRED EXPENSES OF $.01 PER SHARE IN CONNECTION WITH ITS TENDER OFFER WHICH WERE OFFSET BY REDEMPTION FEES COLLECTED AS PART OF THE TENDER OFFER.
K THE TOTAL RETURNS INCLUDE THE EFFECT OF A CORRECTION TO DIVIDEND REINVESTMENT METHODOLOGY.
L TOTAL NET ASSET VALUE RETURN REFLECTS THE EFFECT OF CHANGES IN THE FUND'S NET ASSET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED. THIS PERCENTAGE IS NOT AN INDICATION OF THE PERFORMANCE OF A SHAREHOLDER'S INVESTMENT IN THE FUND BASED ON MARKET VALUE DUE TO DIFFERENCES BETWEEN THE MARKET PRICE OF THE STOCK AND THE NET ASSET VALUE OF THE FUND.
M THE FUND INCURRED EXPENSES OF $.005 PER SHARE IN CONNECTION WITH ITS TENDER OFFER WHICH WERE OFFSET BY REDEMPTION FEES COLLECTED AS PART OF THE TENDER OFFER.

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Emerging Asia Fund, Inc. (the fund), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified closed-end management investment company.
There are 100,000,000 shares of $.001 par value common stock authorized. During the first calendar quarter of each year, the Board of Directors of the fund may, under certain circumstances, conduct a repurchase or tender offer to repurchase a maximum of ten percent of the fund's outstanding shares of common stock at a price equal to the net asset value per share at the time of repurchase.
In April 1998 and April 1997, the fund completed repurchase offers for ten percent of the fund's outstanding shares. The repurchase offers resulted in the repurchase of 760,238 and 844,709 shares of the fund's common stock at a net asset value of $11.91 and $15.86 per share, for each of the periods, respectively. Such shares are included as authorized but unissued shares of the fund.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations. Securities for which the above valuation procedures are deemed not to reflect current value are stated at fair value. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities. INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. The fund incurred organization expenses in connection with its initial issuance of shares. The organization expenses of $191,250 are being amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the fund.
In addition, the fund incurred expenses in connection with its repurchase offers of $38,025 and $113,869 during the periods ended October 31, 1998 and October 31, 1997, respectively, which were paid by the fund and charged to paid in capital. All of these expenses were offset by redemption fees collected as a part of the repurchase offer and were accounted for as an addition to paid in capital. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Pursuant to the fund's Dividend Reinvestment and Cash Purchase Plan (the Plan), shareholders may elect to have all distributions automatically reinvested in fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value. If the net asset value is less than 95% of the market price on valuation date, then shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED date, the next preceding trading date. If the net asset value exceeds the market price of the fund shares at such time, the Plan Agent will purchase shares of stock valued at market price on the valuation date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. The fund invests in new securities offered by some foreign companies by making applications in the public offering. Either all, or a portion, of the issue price is paid at the time of the application and recorded as application money for new issues. Upon allotment, this amount, plus the remaining amount of issue price, is recorded as cost of investments.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
2. OPERATING POLICIES - CONTINUED
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $28,727,803 and $35,142,876, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment manager, FMR receives a fee that is computed daily at an annual rate of 1.00% of the fund's average net assets. The fee is subject to a performance adjustment (up to a maximum of (plus/minus).25% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of 1.42% of average net assets after the performance adjustment.
ADVISER FEE. FMR and the fund entered into an investment advisory agreement with Fidelity International Investment Advisors (FIIA), an affiliate of FMR, pursuant to which FIIA is responsible for the management of the fund's portfolio in accordance with the fund's investment policies and for making decisions to buy or sell securities. FMR pays FIIA a portion of its management fee, including any performance adjustment.
SUB-ADVISER FEE. FIIA, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Japan Limited (FIJ), an affiliate of FMR, to provide advisory services concerning fund assets invested in Japanese and other securities. FIIA pays FIJ a portion of its fee based on the assets managed by FIJ.
ADMINISTRATIVE FEE. Fidelity International Limited (FIL), an affiliate of FMR, has entered into a Fund Management Agreement with the fund to provide, or arrange to provide, administrative services to the
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED ADMINISTRATIVE FEE - CONTINUED fund including maintaining the fund's accounting records. As the fund's administrative manager, FIL receives a monthly fee at an annual rate of .20% of the fund's average net assets. FIL has contracted all of these services to Fidelity Service Co., a division of FMR.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $7,262 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $11,573 under this arrangement.
6. PROPOSED CONVERSION.
The stockholders of the fund have approved the reorganization (Reorganization) of the fund to an open-end, multiple class fund of Fidelity Advisor Series VIII (Trust), a Massachusetts business trust, pursuant to an Agreement and Plan of Reorganization (Agreement). The Agreement provides for the transfer of all of the assets of the fund to a newly created series (New Fund) of the Trust and the assumption by the New Fund of all of the liabilities of the fund in exchange for Class A shares of the New Fund having the same aggregate net asset value as the shares outstanding of the fund held on the date of the Reorganization. The reorganization will take place as soon as practicable on or after February 5, 1999, but may be either cancelled or delayed due to market developments, such as currency controls that permit the fund's holdings to be restricted.
7. MALAYSIA.
Effective September 1, 1998, the Government of Malaysia imposed certain currency controls on the Malaysian ringgit. As a result of these controls, non-resident investors are effectively prohibited from repatriating any capital invested in Malaysian securities without the prior approval of the Malaysian Central Bank, unless the securities being sold have been held for more than a one year holding period. The holding period commences on the later of September 1, 1998 or on the date on which the security is purchased. Dividend income, interest income and capital gain distributions may be freely repatriated at an exchange rate fixed by the Central Bank. FMR is monitoring the situation closely, as the implementation of these controls may restrict the fund's liquidity to the extent that the fund has significant investments in Malaysian securities. As of October 31, 1998, the fund has approximately 5.5% of its net assets invested in Malaysian securities and 0.3% of its net assets held in Malaysian currency.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders of and Board of Directors of Fidelity Advisor Emerging Asia Fund, Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund at October 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 1998

DIVIDENDS AND DISTRIBUTIONS


DISTRIBUTIONS
The Board of Trustees of Fidelity Advisor Emerging Asia Fund, Inc. voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE           1/15/98
RECORD DATE        12/4/97
DIVIDENDS          $.10
SHORT-TERM
CAPITAL GAINS      -
LONG-TERM
CAPITAL GAINS      $.19
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate          83.38%
 20% rate          16.62%

A total of .89% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.14 and $0.04, respectively for the dividend paid January 15, 1998.
The fund will notify shareholders in January 1999 of these percentages for use in preparing 1998 income tax returns.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The fund intends to distribute annually to shareholders substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains at least annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the fund, shareholders may elect to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in fund shares, pursuant to the Plan. Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent. Shareholders who would like additional information regarding the Plan or wish to have distributions automatically reinvested should notify the fund, c/o the Plan Agent for Fidelity Advisor Emerging Asia Fund, Inc., at Two Heritage Drive, North Quincy, Massachusetts 02171.
The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the fund declare an income dividend or a capital gains distribution payable either in the fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then new shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, then the next preceding trading day. If net asset value exceeds the market price of fund shares at such time, or if the fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.
Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase fund shares in the open market on or about February 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date as specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions and voluntary cash payments will be paid by the fund. There will be no brokerage charges with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant's account will be charged a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
The reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.
If your shares are held in your own name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds. Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or nominee or the Plan Agent to see what is the best arrangement for you to participate in the Plan. Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the fund or Plan Agent by at least 30 days' written notice to all participants in the Plan. All correspondence concerning the Plan should be directed c/o the Plan Agent for Fidelity Advisor Emerging Asia Fund, Inc., at Two Heritage Drive, North Quincy, Massachusetts 02171.

OTHER FUND INFORMATION


All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. However, the fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets of the fund in connection with pooled repurchase agreement transactions.
DIVERSIFICATION OF INVESTMENTS. The Fund will invest primarily in equity securities. The Fund will diversify its investments across different regions and countries as appropriate, and FMR will consider the size of each market when allocating the Fund's investments.
YEAR 2000 READINESS. The fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised the fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on the fund.

PROXY VOTING RESULTS


The annual meeting of the fund's shareholders was held on November 18, 1998. The results of votes taken among shareholders on proposals are listed below.
PROPOSAL 1
To elect two Class I Directors (Messrs. Johnson and Witham) to serve for a term expiring on the date on which the annual meeting of shareholders is held in 2000, or until their successors are duly elected and qualified.
               # OF           % OF
               SHARES VOTED   SHARES VOTED
EDWARD C. JOHNSON 3D (CLASS I DIRECTOR)
AFFIRMATIVE    5,301,738.255   96.516

WITHHELD       191,355.563     3.484

TOTAL          5,493,093.818   100.000

BERTRAM H. WITHAM (CLASS I DIRECTOR)
AFFIRMATIVE    5,301,808.255    96.518

WITHHELD       191,285.563      3.482

TOTAL          5,493,093.818    100.000

PROPOSAL 2
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.
               # OF             % OF
               SHARES VOTED     SHARES VOTED
AFFIRMATIVE    5,350,318.818    97.401

AGAINST        102,854.000      1.872

ABSTAIN        39,921.000       0.727

TOTAL          5,493,093.818    100.000



PROPOSAL 3
To approve the reorganization of the fund as an open-end investment company pursuant to an Agreement and Plan of Reorganization between the Fund and Fidelity Advisor Series VIII (Trust), a Massachusetts business trust, providing for the transfer of all of the assets of the fund to a newly created series of the Trust (New Fund) in exchange for Class A shares of beneficial interest of the New Fund and the assumption by the New Fund of the liabilities of the fund and the distribution of such Class A shares of the New Fund to stockholders of the fund upon the liquidation and dissolution of the fund, and, in connection therewith, to vote on and approve (i) the amendment of a fundamental investment restriction of the fund, (ii) a new Investment Management Agreement between the Trust, on behalf of the New Fund, and Fidelity Management & Research Company (FMR), (iii) new Sub-Advisory Agreements among the Trust, on behalf of the New Fund, FMR, and each of (a) Fidelity International Investment Advisors, which in turn shall enter into a Sub-Subadvisory Agreement with Fidelity International Investment Advisors (U.K.) Limited, (b) Fidelity Investment Japan Limited, (c) Fidelity Management & Research (Far East) Inc. and (d) Fidelity Management & Research (U.K.) Inc., (iv) a Distribution and Service Plan with respect to the Class A shares of the New Fund, and
(v) the elimination of the undertaking in the fund's prospectus that the fund will
conduct annual tender offers for its shares under the terms and conditions set forth in such prospectus.
               # OF            % OF          % OF
               SHARES VOTED     SHARES VOTED SHARES
                                             OUTSTANDING
AFFIRMATIVE    3,707,640.295    95.867       54.189

AGAINST        133,982.523      3.464        1.958

ABSTAIN        25,867.000       0.669        0.378

TOTAL          3,867,489.818    100.000      56.525

BROKER         1,625,604.000
 NON-VOTES

PROPOSAL 4
To make the fund's current fundamental 65% "name test" investment policy non-fundamental.
               # OF             % OF         % OF
               SHARES VOTED     SHARES VOTED SHARES
                                             OUTSTANDING
AFFIRMATIVE    3,590,744.818    92.844       52.480

AGAINST        216,054.000      5.587        3.158

ABSTAIN        60,691.000       1.569        0.887

TOTAL          3,867,489.818    100.000      56.525

BROKER         1,625,604.000
 NON-VOTES

PROPOSAL 5
To adopt a new fundamental investment policy permitting the fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same objective and policies as the fund.
               # OF             % OF          % OF
               SHARES VOTED     SHARES VOTED  SHARES
                                              OUTSTANDING
AFFIRMATIVE    3,558,490.255    92.010        52.008

AGAINST        264,899.563      6.850         3.872

ABSTAIN        44,100.000       1.140         0.645

TOTAL          3,867,489.818    100.000       56.525

BROKER         1,625,604.000
 NON-VOTES




ADDRESS
Fidelity Advisor Emerging
Asia Fund, Inc.
82 Devonshire Street
Boston, MA
1-800-426-5523
INVESTMENT MANAGER
Fidelity Management &
Research Company
Boston, MA
INVESTMENT ADVISER
Fidelity International
Investment Advisors
Pembroke, Bermuda
SUB-ADVISER
Fidelity Investments Japan Limited
Tokyo, Japan
DIRECTORS AND OFFICERS
Edward C. Johnson 3d, Director and President
Robert C. Pozen, Director and
Senior Vice President
Helmert Frans van den Hoven, Director
Edward H. Malone, Director
Bertram H. Witham, Jr., Director
David L. Yunich, Director
Robert H. Auld, Vice President
Peter F. Phillips, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Gregory T. Merz, Assistant Secretary
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
State Street Bank and Trust Company
Boston, MA

FAE-ANN-1298  67032
1.703376.101

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
LEGAL COUNSEL
Rogers & Wells
New York, NY
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Boston, MA

(FIDELITY_LOGO_GRAPHIC)(registered trademark)